4/12/2021 https://www.sec.gov/Archives/edgar/data/933691/000093369120000135/exh13iii_mfpascdamndafis0420.htm https://www.sec.gov/Archives/edgar/data/933691/000093369120000135/exh13iii_mfpascdamndafis0420.htm 1/5 EX-99.H PARTIC AGREE 46 exh13iii_mfpascdamndafis0420.htm Ex. 99.28(h)(13)(iii) SECOND AMENDMENT TO AMENDED AND RESTATED FUND PARTICIPATION AGREEMENT (Fund of Funds) This Second Amendment, effective as of April 27, 2020, amends the Fund Participation Agreement (Fund of Funds) (the “Agreement”) dated the 8th day of June, 2017, among Jackson National Life Insurance Company (“Insurance Company”), on behalf of itself and certain of its separate accounts; JNL Series Trust (“Trust”), an open-end investment company organized under the laws of the Commonwealth of Massachusetts, on behalf of each of its series listed on Attachment A, severally and not jointly (each, a “Fund,” and collectively, the “Funds”); Jackson National Asset Management, LLC (“JNAM”), a limited liability company organized under the laws of the State of Michigan; American Funds Insurance Series (“Series”), an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, on behalf of each of its funds listed on Attachment A, severally and not jointly (each, a “Master Fund,” and collectively, the “Master Funds”); each of the funds identified as Retail Funds on Attachment A attached hereto (each, a “Retail Fund” and collectively, the “Retail Funds”).; Capital Research and Management Company (“CRMC”), a corporation organized under the laws of the State of Delaware, and American Funds Service Company (the “Transfer Agent”), a corporation organized under the laws of the State of California. WHEREAS, the Agreement pertains to the relationship of the parties hereto with respect to multi-manager variable annuity contracts and/or variable life policies; WHEREAS, the parties desire to amend Attachment A of the Agreement to reflect the name change of the Global Bond Fund to Capital World Bond FundSM WHEREAS, the parties desire to amend Attachment A of the Agreement to reflect the name change of the Mortgage FundSM, to American Funds Mortgage FundSM; NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and conditions set forth herein and for other good and valuable consideration, the Insurance Company, the Trust, JNAM, the Series, Retail Funds, CRMC, and the Transfer Agent hereby agree as follows: 1. Attachment A in the Agreement is deleted and restated as attached. Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect. IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of April 17, 2020, effective as of the date first above written. J������ N������� L��� I�������� C������ (on behalf of itself and each Account) By: /s/ Andrew J. Bowden Name: Andrew J. Bowden Title: Executive Vice President & General Counsel JNL S����� T����, �� ������ �� ���� �� ��� F���� ������ �� A��������� A By: /s/ Kelly L. Crosser Name: Kelly L. Crosser Title: Assistant Secretary J������ N������� A���� M���������, LLC By: /s/ Susan S. Rhee Name: Susan S. Rhee

4/12/2021 https://www.sec.gov/Archives/edgar/data/933691/000093369120000135/exh13iii_mfpascdamndafis0420.htm https://www.sec.gov/Archives/edgar/data/933691/000093369120000135/exh13iii_mfpascdamndafis0420.htm 2/5 Title :Senior Vice President & General Counsel A������� F���� I�������� S�����, �� ������ �� ���� �� ��� M����� F���� ������ �� A��������� A By: Name: Title: A������� F���� S������ C������ By: Name: Title: C������ R������� ��� M��������� C������ By: Name: Title: C������ R������� ��� M��������� C������, �� ������ �� ���� �� ��� R����� F���� ������ ����� �� ��� ���������� ������� �� ���� ���� R����� F��� AMCAP Fund American Balanced Fund American Funds Corporate Bond Fund American Funds Developing World Growth and Income Fund American Funds Emerging Markets Bond Fund American Funds Global Balanced Fund American Funds Inflation Linked Bond Fund American Funds Mortgage Fund American Funds Strategic Bond Fund American High-Income Trust American Mutual Fund Capital Income Builder Capital World Bond Fund Capital World Growth and Income Fund EuroPacific Growth Fund Fundamental Investors Intermediate Bond Fund of America International Growth and Income Fund New Perspective Fund New World Fund SMALLCAP World Fund Short-Term Bond Fund of America The American Funds Income Series - U.S. Government Securities Fund The Bond Fund of America The Growth Fund of America The Income Fund of America The Investment Company of America The New Economy Fund Washington Mutual Investors Fund By: Name: Title:

4/12/2021 https://www.sec.gov/Archives/edgar/data/933691/000093369120000135/exh13iii_mfpascdamndafis0420.htm https://www.sec.gov/Archives/edgar/data/933691/000093369120000135/exh13iii_mfpascdamndafis0420.htm 3/5

4/12/2021 https://www.sec.gov/Archives/edgar/data/933691/000093369120000135/exh13iii_mfpascdamndafis0420.htm https://www.sec.gov/Archives/edgar/data/933691/000093369120000135/exh13iii_mfpascdamndafis0420.htm 4/5 A��������� A Funds Investing in Multiple Master Funds Trust Funds: Underlying Funds: JNL/American Funds Moderate Growth Allocation Fund (formerly, JNL/American Funds Balanced Allocation Fund) American Funds Insurance Series Master Funds Global Growth FundSM Global Small Capitalization FundSM Growth FundSM International FundSM New World Fund® Blue Chip Income and Growth FundSM Global Growth and Income FundSM Growth-Income FundSM International Growth and Income FundSM Asset Allocation Fund Global Balanced Fund Bond FundSM Capital World Bond FundSM High-Income Bond FundSM American Funds Mortgage FundSM U.S. Government/AAA-Rated Securities FundSM Retail Funds AMCAP Fund American Balanced Fund American Funds Corporate Bond Fund American Funds Developing World Growth and Income Fund American Funds Emerging Markets Bond Fund American Funds Global Balanced Fund American Funds Inflation Linked Bond Fund American Funds Mortgage Fund American Funds Strategic Bond Fund American High-Income Trust American Mutual Fund Capital Income Builder Capital World Bond Fund Capital World Growth and Income Fund EuroPacific Growth Fund Fundamental Investors Intermediate Bond Fund of America International Growth and Income Fund New Perspective Fund New World Fund SMALLCAP World Fund Short-Term Bond Fund of America The American Funds Income Series - U.S. Government Securities Fund The Bond Fund of America The Growth Fund of America The Income Fund of America The Investment Company of America The New Economy Fund Washington Mutual Investors Fund

4/12/2021 https://www.sec.gov/Archives/edgar/data/933691/000093369120000135/exh13iii_mfpascdamndafis0420.htm https://www.sec.gov/Archives/edgar/data/933691/000093369120000135/exh13iii_mfpascdamndafis0420.htm 5/5 JNL/American Funds Growth Allocation Fund American Funds Insurance Series Master Funds Global Growth FundSM Global Small Capitalization FundSM Growth FundSM International FundSM New World Fund® Blue Chip Income and Growth FundSM Global Growth and Income FundSM Growth-Income FundSM International Growth and Income FundSM Asset Allocation Fund Global Balanced Fund Bond FundSM Capital World Bond FundSM High-Income Bond FundSM American Funds Mortgage FundSM U.S. Government/AAA-Rated Securities FundSM Retail Funds AMCAP Fund American Balance Fund American Funds Corporate Bond Fund American Funds Developing World Growth and Income Fund American Funds Emerging Markets Bond Fund American Funds Global Balanced Fund American Funds Inflation Linked Bond Fund American Funds Mortgage Fund American Funds Strategic Bond Fund American High-Income Trust American Mutual Fund Capital Income Builder Capital World Bond Fund Capital World Growth and Income Fund EuroPacific Growth Fund Fundamental Investors Intermediate Bond Fund of America International Growth and Income Fund New Perspective Fund New World Fund SMALLCAP World Fund Short-Term Bond Fund of America The American Funds Income Series - U.S. Government Securities Fund The Bond Fund of America The Growth Fund of America The Income Fund of America The Investment Company of America The New Economy Fund Washington Mutual Investors Fund